AGREEMENT

THIS AGREEMENT (the “Agreement”) is made effective as of the 31st of March, 2010, by and between [see below] (the “Employee”) and CONNECTEDLYFE, INC., a Utah corporation (the “Company”), sometimes hereinafter individually referred to as a “Party” or collectively as the “Parties.”

RECITALS

A.

The Company is engaged in the business to develop, deploy and operate next generation media and communications network based services to single-family, multi-family, high-rise, resort and hospitality properties.

B.

The Company has offered employment to the Employee and Employee desires or has accepted said offer of employment.

C.

Employee is willing to be employed or continue employment by the Company, and the Company is willing to employ or continue to employ Employee, based in material part on the terms, covenants and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual promises hereinafter contained, the Parties agree as follows:

1.

DEFINITIONS.  As used in this Agreement:

1.1.

“Company” means Connected Lyfe, Inc., its successors and assigns, and any of its present or future subsidiaries, affiliates, or organizations controlled by, controlling, or under common control with it, and all foreign related companies.

1.2.

“Competing Business” means any business, regardless of the legal form in which it is carried out, which competes, directly or indirectly with the business of the Company, including, but not limited to, the development, deployment and operating of next generation media and communications network based services to single-family, muti-family, high-rise, resort and hospitality properties.

1.3.

 “Proprietary Information” means trade secrets or any other information disclosed to Employee or known to Employee as a consequence of or through his or her relationship with the Company which is not public knowledge, including, but not limited to, information relating to research, development, inventions, manufacture, purchasing, accounting, engineering, marketing, merchandising, patents, copyrights, proprietary information, trade secrets, systems, procedures, manuals, confidential reports, and lists of customers (which are deemed for all purposes confidential and proprietary), as well as the nature and type of services rendered by the Company, the equipment and methods used and preferred by the Company’s customers, and the fees paid by them and selling.  By way of illustration, but not limitation, Proprietary Information includes trade secrets as defined under common law and/or the Uniform Trade Secrets Act, processes, formulas, data and know-how, improvements, inventions, techniques, marketing plans, strategies, data sets, forecasts, supplier information and information regarding the identities and preferences of customers and potential customers.  Employee specifically understand and agree that Proprietary Information shall include all software, system manuals, design documentation, source and object code, and other documentation relating to the existing, and any future, computer/data processing systems of the Company which have been or may be developed by the Company or by any third party pursuant to a contract with the Company

1.4.

“Inventions” means all right, title and interest (including patent rights, copyrights, trade secret rights, mask work rights, sui generis database rights and all other intellectual and industrial rights of any sort throughout the world) relating to any and all inventions (whether or not patentable), works of authorship, mask works, designs, know-how, ideas and information made or conceived or reduced to practice, in whole or in part, by Employee during the term of his/her employment with the Company to the fullest extent allowed by law concerning any present or prospective activities of the Company with which Employee become acquainted as a result of his/her employment by the Company.

2.

INVENTIONS.  With respect to Inventions made or conceived by Employee, either solely or jointly with others, during the term of his/her employment by the Company or within two (2) years after termination of such employment (whether or not such Invention is made or conceived during the hours of his/her employment or with the use of the Company's facilities, materials or personnel), if such Invention in whole or in part is based on or related to Proprietary Information:

2.1.

Employee agrees to inform the Company promptly and fully of such Inventions by a written report, setting forth in detail the procedures employed and the results achieved.  Employee will submit a report periodically during the course of his/her employment as requested by the Company, and upon termination of his/her employment, of any studies or research projects undertaken on the Company's behalf, whether or not, in his/her opinion a given project has resulted in an Invention.

2.2.

Employee will apply, at the Company's request and expense, for United States and foreign letters patent either in his/her name or otherwise as the Company shall desire.  In the event that Employee is unable, or unwilling, to apply for a United States and foreign letters patent, then this Agreement shall authorize the Company to make such application on his/her behalf.

2.3.

Employee hereby assigns and agrees to assign to the Company all of his/her rights to such Inventions and to applications for United States and/or foreign letters patent granted upon such Inventions.  Employee agrees that he/she will have no claim in any Invention, and that all rights to any Invention shall belong solely to the Company.  In the event that Employee is unable, or unwilling, to make the assignment of any of his/her rights to such Inventions and to applications for United States and/or foreign letters patent, this Agreement shall authorize the Company to make such assignment on his/her behalf.

2.4.

Employee acknowledges and agrees to deliver promptly to the Company, without charge to the Company but at its expense, such written instruments and do such other acts, such as giving testimony in support of his/her inventor-ship, as may be necessary in the opinion of the Company to obtain and maintain United States and/or foreign letters patent and to vest the entire right and title thereto in the Company.

2.5.

The Company shall also have the perpetual, irrevocable, worldwide, non-exclusive, sub-licensable, royalty-free right and license to use, exploit and exercise in its business, and to make, use and sell products, processes and/or services derived from any inventions, discoveries, concepts and ideas, whether or not patentable, including but not limited to processes, methods, formulas, and techniques, as well as improvements or know-how, whether or not within the scope of the Inventions, but which are conceived or made by me during the hours which Employee is employed by the Company or with the use of assistance of the Company's facilities, materials or personnel.

2.6.

To the extent allowed by law, the provisions contained in this Section 2, includes all rights of paternity, integrity, disclosure and withdrawal and any other rights that may be known as or referred to as “moral rights,” “artist’s rights,” “droit moral,” or the like (collectively “Moral Rights”).  To the extent that the Employee retains any such Moral Rights under applicable law, Employee hereby ratifies and consents to any action that may be taken with respect to such Moral Rights by or authorized by the Company and agrees mot to assert any Moral Rights with respect thereto.  Employee will confirm any such ratifications, consents and agreements from time to time as requested by the Company.

3.

DISCLOSURE OF PROPRIETARY INFORMATION.

3.1.

Except as required in connection with Employee’s duties as an employee of the Company, Employee agree that Proprietary Information of the Company shall not be disclosed by Employee, or any person or entity related to Employee, to any individual, corporation or other third party without the express written permission of the Chief Executive Officer of the Company.

3.2.

Upon termination of Employee’s employment with the Company, all documents, records, notebooks, and similar repositories of or containing Proprietary Information, including copies thereof, then in his/her possession, whether prepared by Employee or others, will be left with the Company.

3.3.

Employee recognizes that the Company has received and in the future will receive from third parties confidential or proprietary information, and that the Company will have a duty to maintain the confidentiality of such information and use it only for certain limited purposes.  Employee agrees that Employee owes the Company and such third parties, during the term of his/her employment and thereafter, a duty to hold all such confidential or proprietary information in the strictest confidence and, except as necessary in carrying out his/her work for the Company and for the benefit of the Company, consistent with the Company's agreement with such third party, not to disclose it to any person, firm or corporation or to use it in any way without the express written authorization of the Chief Executive Officer of the Company.

3.4.

The Parties hereby stipulate and agree that violation or breach of the terms of this paragraph shall be a material breach of this Agreement. Employee agrees that he or she shall also be subject to the Company’s Business Asset Protection Agreement as delineated in the Company’s employee handbook, as may be amended from time to time.

4.

ACKNOWLEDGMENT OF PROPRIETARY RIGHTS. Employee specifically acknowledges that all computer software in various stages of development (source code, object code, documentation, diagrams, flow charts) and all related designs, drawings, specifications, models, and data, and other know-how developed or acquired by me during the course of his/her employment by the Company shall be considered to be Proprietary Information belonging solely to the Company, and that Employee shall have no rights with respect to such Proprietary Information.  Employee acknowledge that all original works of authorship which are made by me (either along or jointly with others) within the scope of his/her employment and which are protectable by copyright are "works made for hire" as that term is defined in the United States Copyright Act (17 USCA §101).

5.

USE OF CONFIDENTIAL OR PROPRIETARY INFORMATION.  Employee further agrees that he/she will not use, nor make available to any other party, any Confidential or Proprietary Information as defined under the terms of this Agreement in any manner except as specifically approved by the Chief Executive Officer of the Company.  This covenant shall be in force during the term of his/her employment with the Company, and shall continue in force subsequent to his/her termination of employment.

6.

NON-COMPETITION AGREEMENT AND SOLICITATION PROHIBITION.

Because the Company will be sharing Proprietary Information with Employee, Employee recognizes that the Company is entitled to be protected for a reasonable period of time against the possibility that he/she may provide any benefit to a Competing Business.  Therefore:

6.1

While employed by the Company, and for two years thereafter, Employee agrees that he/she shall not, directly or indirectly, become employed by, engage in, be interested in or provide any benefit to any Competing Business.  During this period Employee agrees not to become associated with any Competing Business, either directly or indirectly, as an equity owner or associated with such Competing Business, (except for ownership of publicly traded stock, not in associated with), employee, representative, agent, consultant, director, officer, lender or advisor and he/she will not seek or accept any direct or indirect compensation from any such Competing Business. As used herein, the term “associated with” shall include acting directly or indirectly as an agent, employee, consultant, officer, director, beneficial owner of stock as defined in Section 16(a) of the Securities Exchange Act of 1934 (excluding being the beneficial owner of any stock which represents less than 3% interest in a Company), partner or in any other capacity whatsoever, which competes with the Company or any of its affiliated entities, as defined above. The restrictions on his/her activities set forth in this subparagraph shall apply only to Competing Businesses that sell or deliver products or services within the United States. Employee agrees that this geographic scope of these restrictions is reasonable and necessary to protect the Company’s interests, as the Company’s actual and prospective market extends throughout the United States.

6.2.

Employee further agrees that during the term of his/her employment by the Company and for two years thereafter Employee will not in any manner whatsoever participate in the inducement of any Company employee to leave his or her employment or in the identification, recruitment or hiring of any Company employee by a Competing Business.

6.3.

Employee further agrees that should he/she seek employment outside the Company while employed by the Company and for two years thereafter Employee will advise all prospective employers of the existence and terms of this Confidentiality and Noncompetition Agreement.

7.

PRIOR EMPLOYMENT.  Employee represents that:

7.1.

Employee’s performance of all the terms of this Agreement and as an employee of the Company does not and will not breach any agreement to keep in confidence proprietary or confidential information, including the Proprietary Information acquired by Employee in confidence or in trust prior to his/her employment by the Company.

7.2.

Employee has not entered into, and will not enter into, any agreement, either written or oral, in conflict herewith.

7.3.

Employee will not bring with him/her to the Company or use in the performance of his/her responsibilities for the Company, any materials or documents of any former employer, which are not generally available to the public, unless written authorization from the former employer, has been obtained.

7.4.

Employee will not breach any obligation of confidentiality that he/she has to any former employer during the term of his/her employment with the Company.

8.

PRIOR INVENTIONS AND ORIGINAL WORK.  Employee has attached hereto, as Exhibit A, a list describing all inventions, original works of authorship, developments, improvements and trade secrets which were made by him/her prior to his/her employment with the Company, which belong to Employee, which relate to the Company's business and/or products, and which he/she has not assigned to the Company.

9.

MISCELLANEOUS.

9.1.

If any provision of this Agreement shall be held by a court to be invalid or unenforceable, in whole or in part, because it is too broad in any respect, the provision or the Agreement shall be narrowed by the court to the minimum extent necessary to be enforceable.  All provisions not so narrowed shall continue in full force and effect.

9.2.

This Agreement shall survive the termination of Employee’s employment by the Company and all changes in his/her position or compensation while employed.  Except to the extent, if any, specifically provided herein, the provisions of this Agreement shall continue to be binding upon Employee, his/her personal representatives, successors and assigns notwithstanding such termination or changes.  Employee recognizes that a breach of this Agreement will cause irreparable damage to the Company for which damages in law may be inadequate compensation.  In the event of an actual or threatened breach the Company shall have the right to seek and obtain injunctive relief against him/her in addition to any other relief which may be available under the law.

9.3.

This Agreement has been entered into in Utah and shall be construed and enforced in accordance with the laws of the State of Utah, without giving effect to Utah’s conflict of laws principles.  Employee consents to the personal jurisdiction of Utah's courts to hear any case that may be brought against him/her as a result of any alleged breach of this Agreement.  Employee agrees that any such action may be brought in an appropriate court in Salt Lake County, Utah.

9.4.

If the Company should prevail in whole or in part in any such action, Employee agrees to pay the Company’s reasonable legal expenses and costs, including attorneys’ fees, incurred in connection with such action.

9.5.

The waiver by the Company of a breach of any provision of this Agreement or the Company's failure to enforce its remedies as to any such breach shall not operate or be construed as a waiver of any other breach by me or of any of the Company's rights hereunder.

9.6.

Nothing contained in this Agreement changes, or will be construed to change, the “at will” nature of the Employee’s employment by the Company.

9.7.

This Agreement is for the unique personal services of Employee and is not assignable or delegable in whole or in part by Employee without the consent of the Board of Directors of the Company.  This Agreement may be assigned or delegated in whole or in part by the Company and, in such case, the terms of this Agreement shall inure to the benefit of, be assumed by, and be binding upon the entity to which this Agreement is assigned.

9.8.

This Agreement supersedes all previous and contemporaneous oral and written agreements and contains the entire agreement of the Parties relating to the subject matter hereof.  No changes or supplements to this Agreement shall be effective unless stated in a writing of a subsequent date that is executed by both Parties.

9.9.

The captions and headings contained in this Agreement are solely for convenience and reference and do not constitute a part of this Agreement.

IN WITNESS WHEREOF, this Agreement has been executed by Employee on the date set forth below.

Dated: March 31, 2010.

/s/Jeremy Condon

Jeremy Condon

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/s/Sarah Southern

Sarah Southern

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/s/Cody Kofoed

Cody Kofoed

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/s/Molly Hildebrandt

Molly Hildebrandt

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/s/Don Bisdorf

Don Bisdorf

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/s/Aqsa Kuraishi

Aqsa Kuraishi

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/s/Hari Ramadasu

Hari Ramadasu

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/s/Corey Donaldson

Corey Donaldson

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/s/Cole Schutjer

Cole Schutjer

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/s/Joe Morita

Joe Morita

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/s/Geoff Kahler

Geoff Kahler

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/s/Brad Cook

Brad Cook

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/s/Brandon Rockwood

Brandon Rockwood

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/s/Matt Szatmary

Matt Szatmary

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/s/Jeff Hogg

Jeff Hogg

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/s/Michael Dancy

Michael Dancy

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/s/Jeff Walker

Jeff Walker

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/s/Mike DeBrincat

Mike DeBrincat

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/s/Chris Hogan

Chris Hogan

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/s/Todd Marriott

Todd Marriott

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/s/Dave Shaw

Dave Shaw

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/s/Roger Timmerman

Roger Timmerman

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/s/Mark Novakovich

Mark Novakovich

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/s/Blair Day

Blair Day

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/s/Mike Earle

Mike Earle

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/s/Dan O'Brien

Dan O'Brien

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/s/Bruce Thompson

Bruce Thompson

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/s/Andy Brilliant

Andy Brilliant

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ACKNOWLEDGMENT

I hereby acknowledge receipt of an executed copy of this Agreement this 31st day of March, 2010.

CONNECTED LYFE, INC., a Utah

corporation

By:/s/Robert A. Bryson

Its: President

EXHIBIT A

Prior Inventions and Original Works